Exhibit 99.8 — Display Solutions for Advanced Technology – Sidoti & Company - Sixth and a Half Year Annual Emerging Growth Institutional Investor Forum on October 7, 2002.

Slide 1
NYSE: TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
      Display Solutions for Advanced Technology
      Tempe, Arizona
      www.threefive.com

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Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company’s filings with the SEC, including its 10K.

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Slide 3
Total Display Solutions Provider

Components, Modules & Systems

Services
      Design, Sales Support, Manufacturing Capability

Products:
      STN, CSTN, TFT, OLED, Microdisplays, Customized Monitors

Three Growing Markets
      <7” Displays: $7B+
      >7” Display Monitors: $7B+
      Microdisplays: $3B+

Graphics include: wireless headset, wireless handset, television, monitor

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Slide 4
Global Support
     Deliver what the Customers want, when they want it.

Research and Development: US

Engineering Support & Design Centers: US, China, Europe

Manufacturing Glass: China
Module Assembly: China, Philippines
Monitors: US

Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil

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Slide 5
<7” Display Market

	2001	2002	2003		2004	2005

Industrial/Medical	1.232	1.279	1.36		1.438	1.523

Consumer	1.787	1.779	2.08		2.308	2.465

Cellular	3.538	4.064	4.233	*	4.450	4.834	**

x axis = year
y axis = dollars in billions

*	Color – 25-35% in 2003

**	Color – 45-55% in 2005

Source: SRI, various industry resources

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Slide 6
Customer & Market Diversification: Growing

	Q1-01	Q2-01	Q3-01	Q4-01	Q1-02	Q2-02

Cellular	0	0	1	1	5	2

Medical	0	0	0	1	1	0

Computer Peripherals	0	0	0	2	1	1

Industrial	1	0	1	0	1	1

Auto	0	0	0	2	0	0

Consumer/Telecon	0	0	0	1	0	4

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Slide 7
>7” Display Monitor Markets*

	2002	2003	2004	2005	2006

CRT

Communication	$525	$532	$555	$577	$592

Industrial	418	358	307	249	186

Military	56	43	38	36	33

Work Stations	451	401	349	287	210

	$1,450	$1,334	$1,249	$1,149	$1,021

	2002	2003	2004	2005	2006

FPD

Medical	$105	$102	$98	$93	$90

Industrial	1,140	1,225	1,307	1,405	1,509

Other; Kiosks, Military, Gaming	1,426	1,338	1,347	1,358	1,368

	$2,671	$2,665	$2,752	$2,856	$2,967

*	Dollars in millions

Source: SRI, various industry resources

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Slide 8
AVT Acquisition

Business:	Customized Monitors

Completed:	September 2002

2002 Revenue:	$10M

2002 Net Income:	$3M

Cost:	$12M

Major Customers:	Honeywell, GE, Invensys

Key Relationship:	Sony

Synergies:	TFS Manufacturing Infrastructure, Volume TFS Global Sales Force

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Slide 9
Increasing Display Value

Household Audio	Household Appliance	Phones	Portable Communications	Projection TV

	Audio Equipment	Video Games	PDAs	Large Computer Monitors

	Dashboard Display	Electronic POS Terminals	Network Appliances	Front Projectors

	Cell Phones	MP3 Players

(((Direct View Displays)))			(((Microdisplays)))

Segmented	Dot Matrix	Graphics	High Resolution Video

x-axis: Resolution — Time — Market Size
y-axis: Information Content / Price

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Slide 10
LCoS Microdisplay
     Leverage Two Major Technologies
      — Liquid Crystal
      — Silicon CMOS

Graphic shows: Glass, Liquid Crystal, Silicon CMOS

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Slide 11
LCoS Microdisplay Markets

Total Projected Market 2005: $5.5 billion*

Digital Television –
      1,000,000 — 2,000,000 Pixels

Multi-media Projectors –
      1,300,000 — 2,000,000 Pixels

Large Format Monitors –
      1,300,000 — 5,000,000 Pixels

NTE Products–
      500,000 Pixels

Graphics include: Digital TV, Large format monitor, projector, headset image

*	Source: McLaughlin Consulting Group/Stanford Resources

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Slide 12
Projection & Near to Eye Microdisplay Markets

Digital TV	0.779	0.863	1.0	1.5

Projectors	0.850	0.935	1.0	1.45

Near to Eye Headsets	0.545	0.715	1.4	2.0

	2002	2003	2004	2005

x axis = year
y axis = dollars in billions

Graphics: HD Television, Projector, Near-to-Eye Product
Source: iSuppli/SRI, MacLaughlin and Associates and various industry resources

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Slide 13
LCoS Microdisplay Evolution

Better Performance
      Brighter
      More Contrast
      More Uniform
      Less Artifacts

Better Support Electronics
      More Integrated
      Less Costly
      Easier to Use

More Pixels: 1.3M, 2M, 5M
Smaller Pixels: 1.3M, 1.3M

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Slide 14
LCoS Microdisplay Value Chain

x axis = Time
y axis = Value

Pictured:
Microdisplays
Light Engine
Digital TV
Near-to-Eye End Products

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Slide 15
Intellectual Property Focus

	TFS IP	TFS IP	TFS IP	TFS IP
	Thru 1999	2000/2001	2002	Total

Patents Issued	5	4	69	78

Patents Filed	12	29	61	102

Patent Disclosures	16	24	99	139

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Slide 16
Partnering for the Future

Graphics: logo of each company list on slide

Mitsui & Co., Ltd.
DuPont Displays
Synaptics — The Human Interface Company™
China Displays
Kyocera
ADO — Advanced Digital Optics
UMC
Xybernaut
Tekgear
IO Display Systems
Betacom

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Slide 17
Our Growth Plan

Profitable Design Wins with Existing Customers
Win New Customers in New Markets using Advanced Display Product Portfolio
Drive Microdisplays to Market

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Slide 18
Finance

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Slide 19
Financial History

Sales Revenue($millions)

1998:	$95.0

1999:	$147.4

2000:	$160.7

2001:	$116.0	[1]

Net Income($millions)

1998:	$2.6

1999:	$6.9

2000:	$14.8

2001:	$(13.6)[1]

[1]Proforma

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Slide 20
Direct View Display ASP Design Wins

Price per Unit ($ dollars)

2000	$12

2001	$16

2002	$18

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Slide 21
Income Statement ($ in millions)

					Long-Term
				2nd Qtr.	Financial
	1999	2000	2001*	2002	Model

Revenue	$147.4	$160.7	$119.1	$24.1	100%

Gross Margin	29.8	36.0	.4	.6

	20.2%	22.4%	.3%	2.4%	30%

SGA	11.2	9.5	9.9	2.8

	7.6%	5.9%	8.3%	11.6%	3%

RD&E	8.7	13.3	16.9	4.8

	8.3%	10.4%	14.2%	19.9%	7%

Loss on Sale of Assets	—	—	—	4.6	—

	—	—	—	19.0%	—

Operating Income	9.9	13.2	(26.4)	(11.6)

	6.7%	8.2%	(22.2)%	(48.1)%	20%

Net Income	$6.9	$14.8	$(12.7)	$(6.6)

	4.7%	9.2%	(10.7)%	(27.4)%	14%

EPS (diluted)	$0.43	$0.69	$(0.59)	$(0.31)

*	Proforma

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Slide 22
Balance Sheet ($ millions)

	December 31,	March 31,	June 30,
	2001	2002	2002

Assets:

Cash and Investments	$156.1	$145.4	$141.0

Inventory	15.6	14.3	12.2

Accounts Receivable	18.1	13.9	14.2

PP&E and Other	56.1	61.0	61.0

Total	$245.9	$234.6	$228.4

Liabilities & Equity:

Short Term Liabilities	$21.6	$15.0	$15.3

Capital	193.6	193.2	193.4

Retained Earnings	30.7	26.4	19.7

Total	$245.9	$234.6	$228.4

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Slide 24
Three-Five Systems, Inc.
     NYSE

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